UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 22, 2010

BIOSTAR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in Charter)

Maryland	333-147363	20-8747899
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

No. 588 Shiji Avenue
Xiangyang City, Shaanxi Province
People’s Republic of China 712046
(Address of Principal Executive Offices)

86-029-33686638
 (Issuer Telephone Number)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

Effective January 22, 2010, Morgenstern, Svoboda & Baer CPA’s P.C. (“MSB”) was dismissed as the Registrant’s certifying independent accountant engaged to audit our financial statements. MSB was engaged as auditors to the Registrant for the year ended December 31, 2008.

MSB’ report on the Registrant’s financial statements for the two years ended December 31, 2008 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Registrant’s financial statements for the fiscal year ended December 31, 2008 and 2007 and through the date of this current report, there were: (i) no disagreements between the Registrant and MSB on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MSB, would have caused MSB to make reference to the subject matter of the disagreement in its report on the Registrant’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Registrant requested MSB to provide a letter addressed to the SEC stating whether it agrees with the statements made above by the Registrant regarding MSB.  A copy of the letter dated January 28, 2010, furnished by MSB is attached as Exhibit 16.1 to this current report.

Also effective on January 22, 2010, Mazars CPA Limited (“Mazars”), whose address is 42nd Floor, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong, was engaged to serve as the Registrant’s new independent certifying accountant to audit the Registrant's financial statements.

Prior to engaging Mazars, the Registrant had not consulted Mazars regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant’s financial statements or a reportable event, nor did the Registrant consult with Mazars regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

The dismissal of MSB as the Registrant’s certifying independent accountant and the engagement of Mazars as its new certifying independent accountant were both approved by the audit committee of the Registrant’s board of directors.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter from Morgenstern, Svoboda & Baer CPA’s P.C. dated January 28, 2010.
99.1	Press Release dated January 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 28, 2010	Biostar Pharmaceuticals, Inc. (Registrant)

	By:	/s/ Elaine Zhao
Elaine Zhao
Chief Financial Officer